UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 4, 2013

MAGNETEK, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive
Menomonee Falls, WI	53051
(Address of Principal Executive Offices)	(Zip Code)

(262) 783-3500
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - Other Events.
On April 4, 2013, Magnetek, Inc. (“Magnetek” or the “Company”) confirmed that its Board of Directors had received, reviewed and determined not to pursue an unsolicited expression of interest made by Blott Asset Management, L.L.C. and Talanta Investment Group, LLC and its investors to acquire the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 - Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Magnetek, Inc. Press Release dated April 4, 2013 entitled “Magnetek Confirms Receipt of Unsolicited, Highly Conditional Expression of Interest; Explains Decision Not to Pursue Proposed Transaction.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 4, 2013

MAGNETEK, INC.

/s/ Marty J. Schwenner
By:	Marty J. Schwenner
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Magnetek, Inc. Press Release dated April 4, 2013 entitled “Magnetek Confirms Receipt of Unsolicited, Highly Conditional Expression of Interest; Explains Decision Not to Pursue Proposed Transaction.”